SUPPLEMENT DATED MARCH 20, 2001
                                       TO
                          DREYFUS FOUNDERS FUNDS, INC.
                               CLASS F PROSPECTUS
                                DATED MAY 1, 2000
                           (AS PREVIOUSLY SUPPLEMENTED
                     ON OCTOBER 4, 2000 AND JANUARY 2, 2001)



The section of the Funds' Prospectus entitled "More About Investment Objectives, Strategies and Risks" on pages 28-30 is hereby supplemented as follows:

      SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.



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                                                          March 20, 2001

                                DREYFUS FOUNDERS
                               MID-CAP GROWTH FUND
                        CLASS A, B, C, R AND T PROSPECTUS
                                SUPPLEMENT TO THE
                          PROSPECTUS DATED MAY 1, 2000


The section of the fund's prospectus entitled "More About Investment Objective, Strategies and Risks" on page 4 is hereby supplemented as follows:

      SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange traded funds, subject to the limitations of the Investment Company Act of 1940. The fund's purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

      DERIVATIVE AND HEDGING INSTRUMENTS. The fund can invest in a number of different "derivative" instruments. In general terms, the value of a derivative instrument is derived from an underlying security, index, or other financial instrument. Derivative instruments in which the fund can invest include futures contracts and forward contracts, and put and call options on securities, securities indexes, futures contracts, and foreign currencies. The fund may use derivative instruments to engage in hedging strategies but does not use them for speculative purposes. The fund has limits on their use and is not required to use them in seeking its investment objective.

      Certain strategies may hedge the fund's portfolio against price fluctuations. Other derivative strategies, such as buying futures and call options, would tend to increase the fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading involves the payment of premiums and has special tax effects on the fund.

      There are special risks in using particular derivative strategies. Using derivatives can cause a fund to lose money on its investments and/or increase the volatility of its share price. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates or the prices of securities or financial

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      indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      The fund's investments in derivatives are subject to an internal Derivatives Policy, which may be changed by the fund's board without shareholder approval.